UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 9, 2016

QUORUM HEALTH CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37550	47-4725208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1573 Mallory Lane Brentwood, Tennessee 37027 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (615) 221-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Current Report on Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 2.02Results of Operations and Financial Condition

On November 9, 2016, Quorum Health Corporation (the “Company”) announced operating results for the three and nine months ended September 30, 2016.  A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

Item 7.01Regulation FD Disclosure

The press release referred to in Item 2.02 above updates the Company’s 2016 annual earnings guidance, which was most recently updated by the Company on August 10, 2016.  The 2016 guidance is based on the Company’s historical operating performance, current trends and other assumptions the Company believes are reasonable at this time as set forth in the press release. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

The information required by this Item is set forth in the Index to Exhibits that follows the signature page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

QUORUM HEALTH CORPORATION (Registrant)

By:	/s/ Michael J. Culotta
Michael J. Culotta
Executive Vice President and
Chief Financial Officer
(principal financial officer and principal accounting officer)

Date: November 9, 2016

Index to Exhibits

No.	Description

99.1	Quorum Health Corporation Press Release, dated November 9, 2016

3